1ST SECURITY BANK

FS BANCORP, INC.

INVESTOR PRESENTATION

January 31, 2018


1ST SECURITY BANK

"…Build a truly great place to work and bank."

-FSBW Vision Statement

SAFE HARBOR STATEMENT & ADDITIONAL DISCLAIMERS

Safe Harbor Statement

*Certain matters discussed in this presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and often include the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future or conditional verbs such as "may," "will," "should," "would" and "could." Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, assumptions and statements about future performance. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the results anticipated, including, but not limited to: general economic conditions, either nationally or in our market area, that are worse than expected; the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; secondary marketing conditions and our ability to sell loans into the secondary market; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market area; increases in premiums for deposit insurance; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; changes in the interest rate environment that reduce our interest margins or reduce the fair value of financial instruments; increased competitive pressures among financial services companies; our ability to execute our plans to grow our residential construction lending, our mortgage banking operations and our warehouse lending and the geographic expansion of our indirect home improvement lending; to our *Rider A ability to attract and retain deposits; our ability to control operating costs and expenses; changes in consumer spending, borrowing and savings habits; our ability to successfully manage our growth; legislative or regulatory changes that adversely affect our business or increase capital requirements, including changes related to Basel III; the effect of the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing regulations, changes in regulation policies and principles, or the interpretation of regulatory capital or other rules; adverse changes in the securities markets; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Public Company Accounting Oversight Board or the Financial Accounting Standards Board; costs and effects of litigation, including settlements and judgments and inability of key third-party vendors to perform their obligations to us. Additional information concerning certain of these risk and uncertainties are described in FS Bancorp, Inc.'s quarterly, annual and other reports filed with *Rider B. Any of the forward-looking statements that we make in this presentation and in the other public statements we make are based upon management's beliefs and assumptions at the time they are made. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation or to update the reasons why actual results could differ from those contained in such statements, whether as a result of new information, future events or otherwise. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2018 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us, and could negatively affect the Company's operations and stock price performance.*

*Rider A

Our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we may acquire into our operations.

*Rider B

The Securities and Exchange Commission (SEC) which are available on our website at www.fsbwa.com and on the SEC's website at www.sec.gov.

Industry Data

This presentation also contains industry data, forecasts and other information that we obtained from industry publications and surveys, public filings and internal company sources. Statements as to our ranking, market position and market estimates are based on independent industry publications, government publications, third-party forecasts and management's estimates and assumptions about our markets and our internal research. While we are not aware of any misstatements regarding our market, industry or similar data presented herein, such data involve risks and uncertainties and are subject to change based on various factors.

1ST SECURITY BANK

FS BANCORP, INC.

FRANCHISE OVERVIEW

- **Total Assets:** $981.8 million (at 12/31/2017)
- **Headquartered:** Mountlake Terrace, WA
- **Branches:** 12 (Including headquarters)
- **Loan Production Offices:** 8
- **ATM Locations:** 13
- **Year Established:** 1936
- **Quarterly Dividend:** $0.11



1st Security Bank Branches
Capitol Hill, Edmonds, Hadlock, Lynnwood, Mill Creek, Overlake, Port Angeles, Port Townsend, Poulsbo, Puyallup, Sequim
Home Lending
Bellevue, Everett, Mill Creek, Mountlake Terrace, Port Orchard, Poulsbo, Puyallup, Tri-Cities
Administrative Center
Mountlake Terrace
Port Angeles
Sequim
Port Townsend
Hadlock
Everett
Lynnwood
Edmonds
Mill Creek
Mountlake Terrace
Poulsbo
Capitol Hill
Overlake
Bellevue
Port Orchard
Puyallup
Tri-Cities

EXECUTIVE MANAGEMENT

	Name	Position	Years with 1st Security Bank	Years in Industry
	Joseph Adams	*Chief Executive Officer*	*14*	*20+*
	Matthew Mullet	*Chief Financial Officer*	*6*	*15+*
	Dennis O'Leary	*Chief Lending Officer*	*6*	*25+*
	Donn Costa	*EVP, Home Lending*	*6*	*30+*
	Robert Fuller	*Chief Credit Officer*	*4*	*25+*
	Debbie Steck	*EVP, Home Lending*	*6*	*20+*
	Kelli Nielsen	*EVP, Retail Banking*	*1*	*25+*

CULTURE & HISTORY

Vision — Build a truly great place to work and bank

Mission — Live our Core Values and 'WOW' each other and our customers every day

Guiding Principles
- Employ smart, driven, and nice people
- Emphasis on collaboration
- Best idea wins
- Jim Collins' Good-to-Great Lessons

- **1936** — Founded in 1936 as a credit union
- **2004** — Converted to a state chartered mutual savings bank on April 1, 2004
- **2012** — Converted to a stock savings bank on July 9, 2012
- **2016** — Completed a four branch acquisition in Q1 2016 resulting in $186M in new relationship based deposits
- **2017** — Raised $27.6M in Capital ($25.6M) w/secondary offering
- **2018** — Scheduled twentieth quarterly cash dividend payment on February 21, 2018

VIBRANT BANKING MARKETS

Prominent Firms Headquartered in the Puget Sound[1]

amazon
Microsoft
COSTCO WHOLESALE
Weyerhaeuser
NORDSTROM
Russell Investments
PACCAR
Alaska
Expedia
Zillow GROUP

Market Demographics[2]

	Puget Sound	Aggregate Franchise	State of Washington	Aggregate National
FSBW Branch Information				
Number of Offices	7	12	12	12
Market Deposits ($000s)	555,658	793,087	793,087	793,087
Population				
Total Pop. (#)	3,885,514	4,263,173	7,445,877	326,533,070
Proj. Pop. Growth ('18-'23) (%)	6.7	6.6	6.0	3.5
Household Metrics				
Income $200k+ (#)	191,303	200,166	254,217	9,119,335
Median Income ($)	82,186	76,054	69,697	61,045
Proj. HH Inc. Growth ('18-'23) (%)	12.0	11.6	8.9	7.3

Includes Admin Branch

Robust and Thriving Puget Sound Market

- Seattle is the #2 best tech city in the U.S.[3]
- 136,910 tech jobs in Seattle with an average wage of $113,906[3]
- Home to the Port of Seattle and Tacoma which are each one of the ten largest ports in the U.S.[4]
- Significant manufacturing presence: Boeing currently builds forty-two 737 planes each month and Paccar has a 180,000 sq. ft. U.S. parts distribution center
- Seattle is the most educated city in the nation[3]

(1) Puget Sound is defined as the Seattle-Tacoma-Bellevue MSA
(2) SNL Financial as of 12/31/2017
(3) CBRE (2017)
(4) Logistics Management (2017)

LARGEST SNOHOMISH COUNTY BANK

Banks Headquartered in Snohomish County: 12/31/2008

Assets	Bank
$4.1B*	Frontier Bank
$1.6B*	Cascade Financial Corporation
$1.3B*	CityBank
$520M*	Golf Savings Bank
$350M*	North County Bank
$255M	1st Security Bank
$243M	Coastal Community Bank
$207M*	First Heritage Bank
$206M	The Bank of Washington
$185M*	Prime Pacific Bank
$149M	Pacific Crest Savings Bank
$133M	Mountain Pacific Bank
$123M	UniBank
$45M*	Bank of Everett

Banks Headquartered in Snohomish County: 9/30/2017

Only publicly traded bank headquartered in Snohomish County

Assets	Bank
$982M(1)	1st Security Bank
$778M	Coastal Community Bank
$240M	UniBank
$277M	Mountain Pacific Bank
$222M	Pacific Crest Savings Bank
$196M	The Bank of Washington

*Denotes a financial institution no longer headquartered in Snohomish County
Note: Dollar amount represents assets
Source: FFIEC Central Data Repository's Public Bank Data Distribution web site & SNL Financial
(1) As of 12/31/17

BRANCH ACQUISITION

Strategic Rationale & Purchase Summary	▪ Attractive low cost core funding ▪ Expanded branch network (including ATMs) along the Olympic Peninsula ▪ 1st Security Bank assumed all staff from the branches acquired from Bank of America (increased staff by 28 employees) and related overhead expense
Financial Impact	▪ Immediately accretive to EPS through lower cost of funds ▪ Tangible book value dilution earn back estimated to be less than three years ▪ Improved funding mix including increased transaction deposits ▪ Enhanced scale
Additional Considerations	▪ Market expansion further leveraged management capabilities ▪ Transaction created additional customer opportunities ▪ $224.7 million in deposits through the Olympic Peninsula locations as of December 31, 2017
Transaction Summary	▪ Transaction closed in January of 2016 ▪ Assumed $186.4 million in deposits ▪ Acquired $1.2 million[(1)(2)] in non-cash assets ▪ Core Deposit Intangibles of $2.2 million and Goodwill of $2.3 million

(1) Non-cash assets include loans and fixed assets
(2) Seller's reported book value at close
Source: SEC Filings

1ST SECURITY BANK

FS BANCORP, INC.

STRATEGIC PLAN SINCE CONVERSION

- ✓ Expansion of commercial business lending program
- ✓ Increase in-house originations of residential mortgage loans which are primarily sold into the secondary market through the mortgage banking platform and commercial real estate lending
- ✓ Maintaining and improving asset quality
- ✓ Emphasize lower cost core deposits to reduce the costs of funding growth
- ✓ Offer a wide range of products and services to meet our customers' banking needs
- ✓ Expand into new markets based on current product offerings

FINANCIAL PERFORMANCE

FOURTH QUARTER 2017 HIGHLIGHTS

Financial Highlights for Q4 2017

- Total assets of $981.8 million
- Gross loans of $773.4 million
- Net income of $3.7 million

2017 Year

- Diluted earnings per share of $4.28
- Tangible book value per share of $33.44[1]
- Paid common dividend of $0.43 per share in 2017

Selected Performance Ratios

- ROAA of 1.53%[2]
- ROAE of 14.80%[2]
- Net Interest Margin of 4.65%
- Efficiency Ratio of 67.35%

Credit Quality Ratios

- Non-performing Assets (NPAs) as a percentage of assets of 0.11%
- Allowance as a percentage of gross loans of 1.39%

Capital Position

- Currently, all Bank Holding Company (BHC) and bank ratios are above those to be considered "Well-Capitalized"
- BHC ratios become applicable at $1 billion in assets

(1) Non-GAAP financial measure. See appendix for reconciliation to book value per share (GAAP)
(2) Annualized

1ST SECURITY BANK

FS BANCORP, INC.

FRANCHISE GROWTH

- Gained access to the Olympic Peninsula market through our branch acquisition which provided deposit fuel for lending growth
- Ability to expand commercial real estate lending, including "in-city" construction in a rapidly growing Seattle-area marketplace
- Personnel and systems in place to manage over $1 billion in assets



Total Assets ($M)
$359
$419
$510
$678
$828
$878
$929
$994
$982
2012
2013
2014
2015
2016
Q1 '17
Q2 '17
Q3'17
Q4'17

LOAN PORTFOLIO SUMMARY

Gross Loans and Loan Yield ($M) (1)


7.27%
7.00%
6.67%
6.20%
5.78%
5.77%
$289
$297
$419
$555
$656
$826
2012
2013
2014
2015
2016
2017

Loan Composition at December 31, 2017

Total Gross Loans (excl. HFS): $773M


Commercial 8%
Construction and development 19%
Home equity 3%
One-to-four-family (excludes loans held for sale) 21%
Multi-family 6%
Indirect home improvement and Other consumer 27%
Commercial and industrial 11%
Warehouse lending 5%

(1) Loans, net of deferred fees and costs
(2) Other consumer includes solar and marine loans

1ST SECURITY BANK

FS BANCORP, INC.

CONSUMER LENDING

Q4 2017 Highlights

- $208.7 million outstanding
- $25.4 million in dealer originations
  - Up 26% from comparable Q4 2016
- Average Yield of 7.23%, down in Q4 from 7.24% in Q3 2017
- Top 10 dealers accounted for $17 million (66%) of loan originations

Q4 2017 Dealer Production by State



Idaho 5%
California 19%
Washington 37%
Oregon 39%

2009 vs. Q4 2017 Portfolio Credit Quality



2009
Q4 '17
16.50%
7.90%
23.20%
20.20%
60.30%
71.40%
<680
680-719
720+
Origination FICO Scores

Portfolio Characteristics



Auto + Recreational 0.2%
Other 0.8%
Marine 17%
Solar 20%
Indirect Home Improvement 62%

1ST SECURITY BANK

FS BANCORP, INC.

HOME LENDING

Q4 2017 Highlights

- Loan Sales: $206.2 million
- 1-4 family loans decreased $35.5 million, or 14.5%, to $208.6 million, compared to $244.1 million for the preceding quarter
- Purchase production was 75.8% of the 1-4 family loan originations versus 24.2% for refinance production, compared to 63.3% and 36.7% during Q4 '16, respectively
- Increase in originations and purchase activity can be primarily attributed to the strong home purchase demand in the Pacific Northwest

Q4 2017 Mortgage Servicing

- Long-term servicing unpaid principal balance: $775.1 million and 2,867 loans
- Production in notional servicing: $91.4 million
- Sold $564.8 million in notional servicing in Q2 2017 with a total gain on sale of $1.1 million

Quarterly Closed Volume & Cash Margin on Loans Sold



$131.6
$195.5
$165.4
$127.4
$138.0
$211.9
$232.9
$187.8
$142.6
$216.8
$244.1
$206.2
2.45%
2.73%
2.57%
2.46%
2.35%
2.51%
2.53%
2.95%
2.98%
2.32%
2.43%
2.43%
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017

Note: Quarterly closed volume is listed in millions

COMMERCIAL BUSINESS LENDING

Q4 2017 Commercial & Industrial

- Commercial and Industrial commitments were $255.5 million
- Outstanding balances were $124.7 million relative to $133.7 million at 9/30/2017
- $4.7 million of quarter over sequential quarter changes in commercial business lending was associated with the purchase of the guaranteed portion of U.S. Small Business Association/USDA loans

Q4 2017 Product Mix

Outstanding C&I Balance: $124.7 million


Const. WH (1)
$34,010
27%
Other C&I Loans
$83,306
67%
Mtg. WH (1)
$7,387
6%

(1) WH = Warehouse

CONSTRUCTION & DEVELOPMENT LENDING

Q4 2017 Highlights

- $222.0 million committed
- $143.1 million outstanding
- 5.97% average coupon rate
- Majority of originations in King County
- Focus on in-city, infill speculative lending to a select group of relationship customers

Quarterly C&D Loans Outstanding ($M)


$15.0
$18.5
$24.5
$31.9
$39.1
$43.2
$43.1
$41.6
$39.4
$40.7
$51.4
$57.8
$70.6
$63.6
$78.0
$80.8
$76.7
$76.9
$90.5
$94.8
$104.9
$119.7
$129.4
$143.1
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017

1ST SECURITY BANK

FS BANCORP, INC.

ASSET QUALITY IMPROVEMENT

Non-performing Assets ($M)[1]



$4.1
$3.2
$0.4
$1.0
$0.7
$1.0
1.13%
0.77%
0.08%
0.15%
0.09%
0.11%
2012
2013
2014
2015
2016
2017

Net Charge-offs (Recoveries) / Average Loans



1.03%
0.63%
0.24%
0.11%
(0.00)%
0.03%
2012
2013
2014
2015
2016
2017

(1) Non-performing assets consists of non-performing loans (which include non-accruing loans and accruing loans more than 90 days past due), foreclosed real estate and other repossessed assets

1ST SECURITY BANK

FS BANCORP, INC.

DEPOSIT COMPOSITION AND GROWTH

December 31, 2017

Total Deposits: $829.8 million



Certificates of deposits over $250,000 4%
Certificates of deposits under $250,000 23%
MMDA and Savings 36%
Noninterest-bearing checking 23%
Interest-bearing checking 14%

Total Deposits ($M) and Cost of Deposits (%)



$289
$337
$420
$485
$713
(2)
$830
0.82%
0.64%
0.66%
0.69%
0.48%
0.50%
2012
2013
2014
2015
2016
2017

(1) Noninterest-bearing checking includes escrow accounts related to mortgages serviced

(2) Branch acquisition during Q1 2016

1ST SECURITY BANK

FS BANCORP, INC.

POSITIVE INCOME STATEMENT TRENDS

Net Income to Common ($M)



$5.3
$3.9
$4.5
$8.9
$10.5
$14.1
(1)
2012
2013
2014
2015
2016
2017

Total Revenues ($M)



$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$22.6
$28.5
$32.2
$45.6
$57.4
$64.6
2012
2013
2014
2015
2016
2017
Net Interest Income
Non-Interest Income
TOTAL REVENUE

Total Expenses ($M)



Non-Interest Expense
$16.5
$20.4
$23.9
$28.8
$38.9
$44.0
2012
2013
2014
2015
2016
2017

(1) Includes DTA provision reversal of $2.3M

SELECTED PERFORMANCE RATIO TRENDS

ROAA


1.64%
1.01%
1.00%
1.52%
1.31%
1.53%
2012
2013
2014
2015
2016
2017

ROAE


12.71%
6.43%
7.19%
12.73%
13.84%
14.80%
2012
2013
2014
2015
2016
2017

Efficiency Ratio


72.95%
71.52%
74.29%
64.95%
67.78%
67.35%
2012
2013
2014
2015
2016
2017

Net Interest Margin (1)


5.43%
5.33%
5.12%
5.01%
4.43%
4.65%
2012
2013
2014
2015
2016
2017

(1) Net interest margin on a tax equivalent basis

BUILDING STOCKHOLDER VALUE


Diluted Earnings Per Share
$1.76
$1.29
$1.52
$2.93
$3.51
$4.28
2012
2013
2014
2015
2016
2017


Reported Tangible Book Value Per Share(1)
$19.92
$20.55
$22.48
$25.18
$26.91
$33.44
2012
2013
2014
2015
2016
2017

(1) Non-GAAP financial measure. See appendix for reconciliation to book value per share (GAAP)

CAPITAL STRATEGY

Organic Growth

- Continue organic asset growth across our diverse group of lending channels
- Expand commercial business lending including construction lending in-line with regulatory guidance for oversight on construction concentrations above 100% of total risk based capital
- Continue to invest in the Bank's business lending platform and Small Business Administration lending
- Focus on core deposit generation to fund asset growth

Dividends

- Will pay twentieth consecutive quarterly dividend on February 21, 2018
- Dividend of $0.11 per share

Shareholder Value

- Continue to focus on increasing shareholder value through our business plan execution

INVESTMENT HIGHLIGHTS

- Seasoned management team with deep local market knowledge
- Robust, diversified growth in consumer, commercial, and real estate lending
- Stable core deposit growth
- Strong profitability metrics
- Excellent credit quality
- Attractive core banking markets

CONTACT INFORMATION

Donn C. Costa
donn.costa@fsbwa.com
EVP, Home Lending
(425) 697-8111

Matthew D. Mullet
mattm@fsbwa.com
Chief Financial Officer
(425) 697-8026

Dennis O'Leary
denniso@fsbwa.com
Chief Lending Officer
(425) 697-8076

Administrative Center
6920 220th Street Southwest
Mountlake Terrace, Washington 98043

APPENDIX

1ST SECURITY BANK

FS BANCORP, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

Non-GAAP Financial Measures

This presentation includes unaudited non-GAAP financial measures, including tangible book value per share. We present non-GAAP financial measures herein because our management believes that such information provides useful information about our operating performance. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP.

($ in 000's)	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Stockholders' equity	$ 122,002	$ 118,239	$ 88,824	$ 83,964	$ 81,033
Goodwill and core deposit intangible, net	(3,629)	(3,729)	(3,829)	(3,929)	4,029
Tangible common stockholders' equity	$ 118,373	$ 114,510	$ 84,995	$ 80,035	$ 77,004
Common shares outstanding at end of period	3,539,626	3,527,896	2,921,681	2,874,878	2,861,135
Common stockholders' equity (book value) per share (GAAP)	$ 34.47	$ 33.52	$ 30.40	$ 29.21	$ 28.32
Tangible common stockholders' equity (tangible book value)*	$ 33.44	$ 32.46	$ 29.09	$ 27.84	$ 26.91

*Per share (non-GAAP)

Source: SEC Filings

($ in 000's)	December 31, 2017	September 30, 2017	December 31, 2016	December 31, 2015	December 31, 2014
Stockholders' equity	$ 122,002	$ 118,239	$ 81,033	$ 75,340	$ 65,836
Common shares outstanding at end of period	3,539,626	3,527,896	2,861,135	2,991,910	2,929,073
Common stockholders' equity (book value) per share (GAAP)	$ 34.47	$ 33.52	$ 28.32	$ 25.18	$ 22.48

Source: SEC Filings